EXHIBIT 10.45


                                   LAND OFFICE
                                    FORM 5 C
                                  (SECTION 86)
                                 State: SELANGOR

                                   STATE LEASE

                    Tenure: 99 Years Maturity Date: 9.11.2086

                              Registration No. 7128

                       Purpose of the land: MANUFACTURING

The scheduled land as shown in the attached site plan is to establish that, for the tenure mentioned above, the ownership of the property is as stated in the reverse side of this document. In accordance with the Rules and regulation of the Land Department of States subject to the purpose and conditions listed below. The yearly tax payable amount to RM33,953.00

                                                 On order of the State Authority

Registered on 22nd December 1993

                                                         Registrar of Properties
Ref No.
Bil PHN.Sel.2/19/91

                                  LAND SCHEDULE

District  Gombak
*Area:    Hulu Kelang
Lot No:   7716                          Area of Log:  52,470 m(2)

Page 1 (continuation)

                                   Conditions:

      i.    This land is to be used only for Industrial purposes.

      ii. The owner must erect a factory within 2 years from the date of registration of this property title.

      iii. The owner must maintain the cleanliness and control air pollution from smoke, smell from chemical components and remnant waste which can endanger public health.

      iv. The owner is not permitted to dispose or outflow any oil supplies and components, industrial waste, and medical supplies which contain chemical or poisonous substances which endanger public health into the rivers from the drainage systems.

      v. The owner is required to ensure that 40% of the workforce must be Bumiputra (reference as Malays and other indigenous people)

      vi. The owner is required to comply with the provisions of the Environmental Quality Act 1974.

      vii.  The building plans must be approved by the local authorities.

Important provision:

This land which is granted herewith can not be sold, leased, mortgaged or have its ownership transferred in any way unless approved by the State Executive Authorities.

To be filled up by the owner for any extension of land title

Effective date of grant:                        10.11.1987
Original Land Title (permanent or temporary)    HS.(D) 17902

                                Your property record and associated transactions
                                           Harris Solid State (Malaysia) Sdn Bhd
                                                   RCA Sdn Bhd, Op. O. Box 12311
                                                              50774 Kuala Lumpur

Expiry Date:
21 April 1995

No. 17267/95 transfer ownership volume 33 folio/72
From: Harris Solid-State (Malaysia) Sdn Bhd

To: Harris Advanced Technology (Malaysia) Sdn Bhd

Address: 73 Jln Enggang, Ulu Klang Free Trade Zone,
         54200 Kuala Lumpur

Authorized & Registered in Shah Alam
on 21 April 1995 Time: 2:53pm.

Site plan drawing...........

to recognize and comply with Section 3 in Land & Mineral act (Photocopy) 1950. This is a certified true copy of the plan made on 18.11.93 for Lot 7716 in Hulu Kelang, District: Gombak as shown in plan 10-055048.